Accounts Receivable, Net	12 Months Ended
Dec. 31, 2023
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET

4. ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consisted of the following:

	As of December 31,
	2023	2022
Accounts receivable, current	$6,287	$-
Accounts receivable, non-current	3,829	-
Less: Allowance for expected credit losses, current	(3,948)	-
Less: Allowance for expected credit losses, non-current	(3,829)	-
Accounts receivable, net	$2,339	$-

As of December 31, 2023, the Group’s accounts receivable included long-term receivables related to extended payment terms. These receivables were presented at their net realizable value, including the effect of unearned interest income. The current portion of accounts receivable were expected to be collected within one year, while the noncurrent portion represented amounts due beyond one year. Unearned interest income was amortized over the term of the receivables using the effective interest method.

The movement of allowance for credit losses for the years ended December 31, 2023, 2022 and 2021 were as follows:

	For the years ended December 31,
	2023	2022	2021
Balance at the beginning of the period	$-	$-	$-
Addition during the period	7,766	-	-
Effect of exchange rate differences	11	-	-
Balance at the end of the period	$7,777	$-	$-

As of the issuance date of the consolidated financial statements, the Group has collected $2.3 million of the outstanding balance.